UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                 Submission of Matters to a Vote of Security Holders.

On April 25, 2019, Collegium Pharmaceutical, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”).  A total of 33,371,912 shares of the Company’s common stock were entitled to vote as of March 11, 2019, the record date for the Annual Meeting, of which 31,329,281 were present in person or by proxy at the Annual Meeting.  The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1:

Election of (i) three Class I Directors to hold office until the 2022 Annual Meeting of Shareholders and (ii) one Class II Director to hold office until the 2020 Annual Meeting of Shareholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
John A. Fallon, M.D.	17,950,195	9,341,907	11,388	4,025,791
John G. Freund, M.D.	15,840,746	11,451,357	11,387	4,025,791
David Hirsch, M.D., Ph.D.	18,159,330	9,132,783	11,377	4,025,791
Joseph Ciaffoni	27,254,612	37,565	11,313	4,025,791

PROPOSAL 2:

Approval of, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
26,834,464	440,040	28,986	4,025,791

PROPOSAL 3:

Indication, on an advisory basis, of the preferred frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
27,028,985	20,075	241,675	12,755	4,025,791

PROPOSAL 4:

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstentions	Broker Non-Votes
31,292,797	29,404	7,080	0

Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our shareholders, the Board of Directors of the Company has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2019	Collegium Pharmaceutical, Inc.

	By:	/s/ Paul Brannelly
Name: Paul Brannelly
Title: Executive Vice President and Chief Financial Officer